ALPS PREMIUM INCOME ETF	FINANCIAL INVESTORS TRUST
Summary Prospectus September 30, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/alpi. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated September 30, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a combination of capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
	$ 66	$ 208

The expenses that would be paid if a shareholder did not redeem shares would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no historical portfolio turnover information is available.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by creating an actively managed portfolio consisting primarily of (1) equity securities comprised significantly of the common stock issued by the 500 largest U.S. companies by float-adjusted market capitalization (the “Investment Universe”) and (2) selling (writing) options. The Fund is designed to seek to provide investors with performance that captures the component of the returns associated with the Investment Universe attributable to the equity securities held by the Fund and not otherwise limited by the written options in the Fund’s portfolio while seeking to expose investors to lower volatility than the Investment Universe as well as mitigating downside risk through portfolio construction, and potentially providing incremental income through the premiums received from the written options in the Fund’s portfolio.

In implementing the Fund’s strategy, the Fund invests significantly in the equity securities of companies included in the Investment Universe while excluding the equity securities of companies in sectors Stance Capital, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”) determines, based on the Sub-Adviser’s view, are too correlated, subject to a significant shared risk factor, or represent other risks, for an effective covered call strategy. The Fund may receive income to the extent it invests in equity securities of companies that pay dividends; however, securities are generally not selected based on anticipated dividend payments.

In implementing certain trading strategies, such as the call writing strategy, described below, the Fund may use more tactical trading, meaning that the Fund may close certain options positions when a contract does not have, in the Sub-Adviser’s view, an adequate level of yield, or in order to generate a profit for the Fund on the position and in some cases, write a new call option relating to the same underlying security.

The Fund will sell (write) call options. The Fund may write calls on instruments the Fund owns or otherwise has exposure to (covered calls) in return for a premium. In determining whether to write calls, the Sub-Adviser takes into consideration a number of factors including, primarily, forecasted risk-adjusted yield, current market volatility, and the relative attractiveness of an option’s premium compared to its risk.

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ALPS PREMIUM INCOME ETF

The Sub-Adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity. Additionally, a security may be sold if, in the opinion of the Sub-Adviser, it negatively contributes to total portfolio risk or does not have an attractive buy and write (covered call) yield.

With respect to the options portion of the Fund’s portfolio, the Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

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Equity Risk. The values of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements.

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Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural or man-made disasters or events, country instability, and infectious disease epidemics or pandemics.

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Covered Call Risk. The Fund may write calls on instruments the Fund owns or otherwise has exposure to (covered calls) in return for a premium. Under a call writing strategy, the Fund typically would expect to receive cash (or a premium) for having written (sold) a call option, which enables a purchaser of the call to buy the asset on which the option is written at a certain price within a specified time frame.

Writing call options will limit the Fund’s opportunity to profit from an increase in the market value and other returns of the underlying asset to the exercise price (plus the premium received). The Fund’s maximum potential gain via a written covered call will generally be expected to be the premium received from writing a covered call option plus the difference between any lower price at which the Fund acquired exposure to the applicable underlying asset and any higher price at which a purchaser of the call option may exercise the call option. The Fund’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. Therefore, written calls can result in overall losses and detract from the Fund’s total returns even though the call options produce premiums and may initially produce income and cash flow to the Fund (and distributions by the Fund) for having written the call options.

In a rising market, a covered call option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund would generally realize a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the market value loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position, which will detract from the Fund’s total returns even if the call option written by the Fund produced premiums and initially produced Fund distributions, returns, income and/or cash flow.

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Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the

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value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

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Volatility Strategy Risk. The Adviser may not be successful in managing the Fund with a lower level of volatility than the Investment Universe. Depending on market conditions during a particular time in a market cycle, particularly during higher market volatility, the Fund’s volatility at that time may not be lower than that of the Investment Universe because the Fund may not be able to adjust its call options strategy as quickly as the market does. In addition, because the Fund seeks lower relative volatility, the Fund may underperform the Investment Universe, particularly in rising markets. In addition, the Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment, particularly for fixed-income or other debt instruments.

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New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

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Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in seeking to achieve its investment objective. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains, which will result in additional distributions taxable as ordinary income to investors who are individuals.

●	ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

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Cash Transactions Risk. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any

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ALPS PREMIUM INCOME ETF

recognized gain on these sales by the Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes.

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Fluctuation in Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at, or above their NAV.

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No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or ‘‘step away’’ from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV, which could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings

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Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the shares.

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In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions fails to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. In addition, if an in-kind contribution is made by a corporation who does not elect the special deemed-sale status for the contribution, then the Fund can face negative tax consequences and become liable for additional taxes than it otherwise would have.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Stance Capital, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Bill Davis and Kyle Balkissoon serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Davis and Balkissoon have served as portfolio managers of the Fund since its inception in 2026.

PURCHASE AND SALE OF FUND SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca (the “Exchange”) under the trading symbol ALPI, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund

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(bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, section 199A dividends, or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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